UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026

Carlyle Secured Lending, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York,	New York	10017
(Address of Principal Executive Offices)		(Zip Code)
(212) 813-4900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Carlyle Secured Lending, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The following proposal was voted on at the Special Meeting: to authorize the Company, with the approval of the Company’s Board of Directors, to sell or otherwise issue shares of the Company’s common stock, during the next 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the proxy statement.

At the Special Meeting, holders of the outstanding shares of the Company’s common stock voted upon the proposal to authorize the Company, with the approval of the Company’s Board of Directors, to sell or otherwise issue shares of the Company’s common stock, during the next 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the proxy statement.

As of April 7, 2026, the record date for the Special Meeting, there were 70,125,943 shares of common stock of the Company outstanding and entitled to vote. 35,809,435 shares of common stock were present or represented at the Special Meeting, constituting a quorum.

The final voting results for the proposal submitted to a vote of stockholders at the Special Meeting are set forth below. The proposal was approved by the requisite vote.

Proposal 1. The authorization of the Company, with the approval of the Company’s Board of Directors, to sell or otherwise issue shares of the Company’s common stock, during the next 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the proxy statement:

For	Against	Abstain	Broker Non-Votes
26,328,719	7,457,315	2,023,401	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.
(Registrant)

Dated: June 11, 2026	By:	/s/ Joshua Lefkowitz
Joshua Lefkowitz
Secretary and Chief Compliance Officer